PARAMCO FINANCIAL GROUP, INC.
                              CONSOLIDATED BALANCE SHEETS
                                JUNE 30, 2002 AND 2001
                                      (Unaudited)

                                        ASSETS
                                                     2002            2001
                                                 -------------    ------------

 CURRENT ASSETS:
   Cash & cash equivalents                      $     39,312     $     2,694
   Investments in marketable securities -
     available for sale                               51,800               -
   Deposit                                               535               -
   Due from officers                                  69,141           1,000
                                                 -------------    ------------
                                                $    160,788     $     3,694
                                                 =============    ============

                         LIABILITIES AND STOCKHOLDERS' DEFICIT

 CURRENT LIABILITIES:
   Accrued expenses                             $     12,716     $    11,230
   Notes payable                                      20,000               -
   Notes payable to officer                            2,400               -
   Promissory notes payable                          280,000               -
                                                 -------------    ------------
                       Total current
                       liabilties                    315,116          11,230

 CONTINGENCIES

 STOCKHOLDERS' DEFICIT
   Common stock, no par value;
    Authorized shares 1,000
    Issued and outstanding shares 1,000                1,000           1,000
   Accumulated deficit                               (67,128)         (8,536)
   Accumulated other comprehensive loss:
    Unrealized loss on securities
     available for sale                              (88,200)              -
                                                 -------------    ------------
                        Total stockholders'
                        deficit                     (154,328)         (7,536)
                                                 -------------    ------------
                                                $    160,788     $     3,694
                                                 =============    ============







                             -F14-








                       PARAMCO FINANCIAL GROUP, INC.
                    CONSOLIDATED STATEMENTS OF OPERATION
           FOR THE SIX MONTH PERIODS ENDED JUNE 30, 2002 AND 2001
                                (Unaudited)

                                              2002                2001
                                           ------------       ------------

 Net revenue                              $    66,139        $    95,831

 Operating expenses                            89,112             78,405
                                           ------------       ------------
 Income (loss) from operations                (22,973)            17,426

 Non-operating Income (expense):
           Interest income                        194                  -
           Interest expense                   (18,050)                 -
                 Total non-operating       ------------       ------------
                 income (expense)             (17,856)                 -
                                           ------------       ------------
 Income (loss) before income taxes            (40,829)            17,426

 Provision for income taxes                         -              5,000
                                           ------------       ------------
 Net income (loss)                        $   (40,829)       $    12,426
                                           ============       ============
 Other comprehensive loss:
   Unrealized loss on investments             (88,200)                 -
     available for sale                    ============       ============

 Comprehensive Income (Loss)              $  (129,029)       $    12,426
                                           ============       ============

 Basic and diluted weighted
 average number of common stock
 outstanding                                    1,000              1,000
                                           ============       ============
 Basic and diluted net income             $    (40.83)       $     12.43
 (loss) per share                          ============       ============










                             -F15-








                              PARAMCO FINANCIAL GROUP, INC.
                   CONSOLIDATED STATEMENT OF STOCKHOLDERS' DEFICIT
                    FOR THE PERIODS ENDED JUNE 30, 2002 AND 2001
                                   (Unaudited)


                                                Common Stock                              Unrealized          Total
                                          Number of                      Accumulated        loss on       Stockholders'
                                           shares        Amount          deficit          securities         deficit

                                         ---------     -----------     --------------     -----------     --------------
 Balance at January 1, 2001                1,000      $    1,000      $     (20,962)     $        -      $    (19,962)

 Net income for period ended                   -               -             12,426               -            12,426
 June 30, 2001                           ---------     -----------     --------------     -----------     --------------

 Balance at June 30, 2001                  1,000           1,000             (8,536)              -            (7,536)

 Net loss for the period                       -               -            (17,763)              -           (17,763)
 through December 31, 2001               ---------     -----------     --------------     -----------     --------------

 Balance at December 31, 2001              1,000           1,000            (26,299)              -           (25,299)

 Unrealized loss on securities                 -               -                  -         (88,200)          (88,200)
 available for sale

 Net loss for the period ended                 -               -            (40,829)              -           (40,829)
 June 30, 2002                           ---------     -----------     --------------     -----------     --------------

 Balance at June 30, 2002                  1,000      $    1,000      $     (67,128)     $  (88,200)     $   (154,328)
                                         =========     ===========     ==============     ===========     ==============













                             -F16-







                         PARAMCO FINANCIAL GROUP, INC.
                     CONSOLIDATED STATEMENTS OF CASH FLOWS
            FOR THE SIX MONTH PERIODS ENDED JUNE 30, 2002 AND 2001
                                  (Unaudited)

                                                    2002            2001
                                                 ------------     ------------
 CASH FLOWS FROM OPERATING ACTIVITIES:
   Net income (loss)                            $   (40,829)     $    12,426
   Adjustments to reconcile net income
   (loss) to net cash
       used in operating activities:
     Increase  in current assets
       Deposit                                         (535)               -
       Due from officers                            (68,141)               -
     Decrease in current liabilities:
       Deferred revenue                                   -           (5,098)
       Accounts payable and accrued expense          (8,706)          (5,000)
                                                 ------------     ------------
   Total Adjustments                                (77,382)         (10,098)
                                                 ------------     ------------
     Net cash used in operating activities         (118,211)           2,328
                                                 ------------     ------------
 CASH FLOWS FROM FINANCING ACTIVITIES:
     Proceeds from notes                            287,400                -
                                                 ------------     ------------
 CASH FLOWS FROM INVESTING ACTIVITIES
     Investment innsecurities                      (140,000)               -
                                                 ------------     ------------
 NET INCREASE IN CASH & CASH EQUIVALENTS             29,189            2,328

 CASH & CASH EQUIVALENTS, BEGINNING BALANCE          10,123              366
                                                 ------------     ------------
 CASH & CASH EQUIVALENTS, ENDING BALANCE        $    39,312      $     2,694
                                                 ============     ============













                             -F17-


                               PARAMCO FINANCIAL GROUP, INC.
        NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS


NOTE 1 - BUSINESS ACTIVITY AND COMPANY HISTORY

Paramco Financial Group, Inc., a Colorado corporation (the "Company") was formed on April 22, 1996 under the name of Paramount Financial Group, Inc. On September 27, 2002, the Company filed an Amendment to its Articles of Incorporation with the Colorado Secretary of State to change its name to Paramco Financial Group, Inc. Thereafter, on October 18, 2002, the Company was merged with and into its parent company, and The Prestige Group.net, Inc. changed its name to Paramco Financial Group, Inc. Articles of Merger were filed with the Nevada Secretary State and the Colorado Secretary of State on October 7, 2002 and October 29, 2002, respectively, both with the October 18, 2002 effective date. The Company specializes in the development and placement of private debt financing and commercial equipment leasing transactions. The Company formed two wholly owned subsidiaries, Paramount Mortgage Investments, Inc., incorporated in Colorado on March 7, 2002 and Paramount Real Estate Investment Trust, Inc., incorporated in Colorado on April 4, 2002. Neither of these subsidiaries was operational through June 30, 2002.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Principles of consolidation

The consolidated financial statements include the accounts of Paramco Financial Group, Inc., Providential Securities, Inc., Paramount Mortgage Investments, Inc., and Paramount Real Estate Investment Trust, Inc., collectively referred to as the "Company". All significant inter-company transactions have been eliminated in consolidation.

Cash and cash equivalents

The Company considers all liquid investments with a maturity of three months or less from the date of purchase that are readily convertible into cash to be cash equivalents.

Revenue Recognition

Revenue represents estimated net realizable amounts from clients, third-party payers and others for consulting services rendered. Revenue is recognized when services are performed. Any adjustments to revenues are recognized in the year in which they occur.

Use of estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the consolidated financial statements. Actual results could differ from those estimates.




                             -F18-


                               PARAMCO FINANCIAL GROUP, INC.
        NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS


Income Taxes

Deferred income tax assets and liabilities are computed annually for differences between the financial statements and tax basis of assets and liabilities that will result in taxable or deductible amounts in the future based on enacted laws and rates applicable to the periods in which the differences are expected to affect taxable income (loss). Valuation allowance is established when necessary to reduce deferred tax assets to the amount expected to be realized.

Advertising

The Company expenses advertising costs as incurred.

Fair value of financial instruments

Statement of financial accounting standard No. 107, Disclosures about fair value of financial instruments, requires that the Company disclose estimated fair values of financial instruments. The carrying amounts reported in the statements of financial position for current assets and current liabilities qualifying as financial instruments are a reasonable estimate of fair value.

Segment Reporting

Statement of Financial Accounting Standards No. 131 ("SFAS 131"), "Disclosure About Segments of an Enterprise and Related Information" requires use of the "management approach" model for segment reporting. The management approach model is based on the way a company's management organizes segments within the company for making operating decisions and assessing performance. Reportable segments are based on products and services, geography, legal structure, management structure, or any other manner in which management disaggregates a company. Currently, SFAS 131 has no effect on the Company's consolidated financial statements as substantially all of the Company's operations are conducted in one industry segment.

Stock-based compensation

In October 1995, the FASB issued SFAS No. 123, "Accounting for Stock-Based Compensation". SFAS No. 123 prescribes accounting and reporting standards for all stock-based compensation plans, including employee stock options, restricted stock, employee stock purchase plans and stock appreciation rights. SFAS No. 123 requires compensation expense to be recorded (i) using the new fair value method or (ii) using the existing accounting rules prescribed by Accounting Principles Board Opinion No. 25, "Accounting for stock issued to employees" (APB 25) and related interpretations with pro forma disclosure of what net income and earnings per share would have been had the Company adopted the new fair value method. The company uses the intrinsic value method prescribed by APB25 and has opted for the disclosure provisions of SFAS No.123. The Company did not have any options for its stock outstanding on June 30, 2002 and 2001.




                             -F19-


                               PARAMCO FINANCIAL GROUP, INC.
        NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS


Issuance of shares for service

The Company accounts for the issuance of equity instruments to acquire goods and services based on the fair value of the goods and services or the fair value of the equity instrument at the time of issuance, whichever is more reliably measurable.

Accounting developments

On July 20, 2001, the FASB issued SFAS No. 141, "Business Combinations," and SFAS No. 142, "Goodwill and Other Intangible Assets." These statements make significant changes to the accounting for business combinations, goodwill, and intangible assets.

SFAS No. 141 establishes new standards for accounting and reporting requirements for business combinations and will require that the purchase method of accounting be used for all business combinations initiated after June 30, 2001. Use of the pooling-of-interests method will be prohibited. This statement is effective for business combinations completed after June 30, 2001.

SFAS No. 142 establishes new standards for goodwill acquired in a business combination and eliminates amortization of goodwill and instead sets forth methods to periodically evaluate goodwill for impairment. Intangible assets with a determinable useful life will continue to be amortized over that period. This statement became effective January 1, 2002.

Management does not believe these pronouncements materially impacted the Company's financial position or results of operations.

In June 2001, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards ("SFAS") No. 143, "Accounting for Asset Retirement Obligations". SFAS 143 addresses financial accounting and reporting for obligations associated with the retirement of tangible long-lived assets and the associated asset retirement costs. This Statement is effective for financial statements issued for fiscal years beginning after June 15, 2002. The impact of the adoption of SFAS 143 on the Company's reported operating results, financial position and existing financial statement disclosure has not been material.

In August 2001, Statement of Financial Accounting Standards No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets" ("SFAS 144"), was issued. This statement addresses financial accounting and reporting for the impairment or disposal of long-lived assets and broadens the definition of what constitutes a discontinued operation and how the results of a discontinued operation are to be measured and presented. The provisions of SFAS 144 are effective for financial statements issued for fiscal years beginning after December 15, 2001. The impact of the adoption of SFAS 144 on the Company's reported operating results, financial position and existing financial statement disclosure has not been material.




                             -F20-


                               PARAMCO FINANCIAL GROUP, INC.
        NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS


In January 2001, the Financial Accounting Standards Board Emerging Issues Task Force issued EITF 00-27 effective for convertible debt instruments issued after November 16, 2000. This pronouncement requires the use of the intrinsic value method for recognition of the detachable and imbedded equity features included with indebtedness, and requires amortization of the amount associated with the convertibility feature over the life of the debt instrument rather than the period for which the instrument first becomes convertible. Management is in the process of evaluating the requirements of EITF 00-27, but does not expect this pronouncement will materially impact the Company's financial position or results of operations. In June 2001, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards ("SFAS") No. 143, "Accounting for Asset Retirement Obligations". SFAS 143 addresses financial accounting and reporting for obligations associated with the retirement of tangible long-lived assets and the associated asset retirement costs. This Statement is effective for financial statements issued for fiscal years beginning after June 15, 2002. The impact of the adoption of the EITF 00-27 on the Company's reported operating results, financial position and existing financial statement disclosure is not expected to be material.

In May 2002, the Board issued SFAS No. 145, Rescission of FASB Statements No. 4, 44, and 64, Amendment of FASB Statement No. 13, and Technical Corrections ("SFAS 145"). SFAS 145 rescinds the automatic treatment of gains or losses from extinguishments of debt as extraordinary unless they meet the criteria for extraordinary items as outlined in APB Opinion No. 30, Reporting the Results of Operations, Reporting the Effects of Disposal of a Segment of a Business, and Extraordinary, Unusual and Infrequently Occurring Events and Transactions. SFAS 145 also requires sale-leaseback accounting for certain lease modifications that have economic effects that are similar to sale-
leaseback transactions and makes various technical corrections to existing pronouncements. The provisions of SFAS 145 related to the rescission of FASB Statement 4 are effective for fiscal years beginning after May 15, 2002, with early adoption encouraged. All other provisions of SFAS 145 are effective for transactions occurring after May 15, 2002, with early adoption encouraged. The Company does not anticipate that adoption of SFAS 145 will have a material effect on our earnings or financial position.

In June 2002, the FASB issued SFAS No. 146 "Accounting for Costs Associated with exit or Disposal Activities." This Statement addresses financial accounting and reporting for costs associated with exit or disposal activities and nullifies Emerging Issues Task Force (EITF) Issue No. 94-3, "Liability Recognition for Certain Employee Termination Benefits and Other Costs to Exit an Activity (including Certain Costs Incurred in a Restructuring)." This Statement requires that a liability for a cost associated with an exit or disposal activity be recognized when the liability is incurred. Under Issue 94-3 a liability for an exit cost as defined, was recognized at the date of an entity's commitment to an exit plan. The Company does not anticipate that adoption of SFAS 146 will have a material effect on our earnings or financial position.




                             -F21-


                               PARAMCO FINANCIAL GROUP, INC.
        NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS


In October 2002, the FASB issued SFAS No. 147, "Acquisitions of Certain Financial Institutions." SFAS No. 147 removes the requirement in SFAS No. 72 and Interpretation 9 thereto, to recognize and amortize any excess of the fair value of liabilities assumed over the fair value of tangible and identifiable intangible assets acquired as an unidentifiable intangible asset. This statement requires that those transactions be accounted for in accordance with SFAS No. 141, "Business Combinations," and SFAS No. 142, "Goodwill and Other Intangible Assets." In addition, this statement amends SFAS No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets," to include certain financial institution-related intangible assets. The Company does not expect adoption of SFAS No. 147 to have a material impact, if any, on its financial position, results of operations or cash flows.

In November 2002, the FASB issued FASB Interpretation No. 45, "Guarantor's Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others" (FIN 45). FIN 45 requires that upon issuance of a guarantee, a guarantor must recognize a liability for the fair value of an obligation assumed under a guarantee. FIN 45 also requires additional disclosures by a guarantor in its interim and annual financial statements about the obligations associated with guarantees issued. The recognition provisions of FIN 45 are effective for any guarantees issued or modified after December 31, 2002. The disclosure requirements are effective for financial statements of interim or annual periods ending after December 15, 2002. The adoption of FIN45 is not expected to have a material effect on the Company's financial position, results of operations, or cash flows.

In December 2002, the FASB issued SFAS No. 148 "Accounting for Stock Based Compensation-Transition and Disclosure". SFAS No. 148 amends SFAS No. 123, "Accounting for Stock Based Compensation", to provide alternative methods of transition for a voluntary change to the fair value based method of accounting for stock-based employee compensation. In addition, this Statement amends the disclosure requirements of Statement 123 to require prominent disclosures in both annual and interim financial statements about the method of accounting for stock-based employee compensation and the effect of the method used, on reported results. The Statement is effective for the Companies' interim reporting period ending January 31, 2003. The Companies do not expect the adoption of SFAS No. 148 to have a material impact on its financial position or results of operations or cash flows.




                             -F22-


                               PARAMCO FINANCIAL GROUP, INC.
        NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS


NOTE 3 - INVESTMENTS IN MARKETABLE SECURITIES - available for sale

During the six month period ended June 30, 2002, the Company invested in shares of EMB Corporation, a publicly traded company. Following is a summary of investment in shares classified as available for sale as on June 30, 2002:


                                                                     Gross
                                           Cost Basis   Fair Value    loss
                                           ----------   ----------  --------
Marketable equity securities-Common stock   $ 140,000   $ 51,800    $ 88,200


The Company has recorded the decline in market value as a temporary loss. Accordingly, a loss of $88,200 has been recognized as the unrealized loss and reflected as other comprehensive loss in the statement of Operations for the period ended June 30, 2002. The change in net unrealized holding loss on securities available for sale that has been included as a separate component of stockholders' equity for the period ended June 30, 2002 was $88,200.

NOTE 4 - DUE FROM OFFICERS

The amount represents advance payments made to officers. The amount is due on demand and unsecured and bears an interest rate of 6% per year.

NOTE 5 - ACCRUED EXPENSES

Accrued  expenses are for consulting fees amounting  $10,108 and accrued interest for $2,608 at June 30, 2002 and $6,230 for consulting fees at June 30, 2001.

NOTE 6 - NOTES PAYABLE

The Company has a note for $15,000 due on February 1, 2003, bearing interest rate of 18% per year and secured by stock of EMB Corporation. The Company also has an unsecured note for $5,000 due December 31, 2002, bearing 25% fee on first $10,000.

NOTE 7 - NOTES PAYABLE-OFFICER

The note to officer is due on demand and unsecured and bears no interest.

NOTE 8- PROMISSORY NOTES PAYABLE

During  the  six  month period ended  June  30,  2002,  the
Company issued secured promissory notes amounting $280,000.
The promissory notes carry an interest rates of 12% and 18%
per  annum  and are due in twelve months. The  interest  is
payable on a monthly basis and the principal will be repaid
at the end of the term. All or part of loan proceeds may be
rolled for an additional one-year term under the same terms
and  conditions as first year. Principal is secured by  the
Company  owned  publicly  traded  preferred  stock  of  EMB
Corporation. The promissory notes are additionally  secured
by  500,000  common  shares of the  Company  and  1,000,000
privately held common shares of the Company.

The notes shall, at the option of the holder thereof, be immediately due and payable upon failure to make any payment due or for breach of any condition of any security interest, mortgage, pledge agreement or guaranty granted as collateral security for the notes or breach of any condition of any security agreement or mortgage, if any, having a priority over any security agreement or mortgage on collateral granted, in whole or in part, as collateral security for the notes or upon the filing of an assignment for the benefit of creditors, bankruptcy, or for relief under any provisions of the Bankruptcy Code; or by suffering an involuntary petition in bankruptcy or receivership not vacated within thirty days.




                             -F23-


                               PARAMCO FINANCIAL GROUP, INC.
        NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS


NOTE 9 - MAJOR CUSTOMERS

The Company had one major customer that provided 94% and 21% of the total revenues in the period ended June 30, 2002 and 2001, respectively. There was no receivable due from this customer as of June 30, 2002 and 2001.

NOTE 10 - SUPPLEMENTAL DISCLOSURE OF CASH FLOWS

The Company prepares its statements of cash flows using the indirect method as defined under the Financial Accounting
Standard No. 95.

The Company paid $-0- for tax and $-0- for interest during the periods ended June 30, 2002 and 2001.

NOTE 11 - INCOME TAXES

No provision was made for income taxes since the Company has net operating loss for the period ended June 30, 2002. The Company had federal and State income tax of $5,000 on the income for the period ended June 30, 2001. At June 30, 2002 and 2001, the Company has a net operating loss for federal tax purposes of $42,032 and $0, respectively. Differences between financial statement and tax losses consist primarily of amortization allowance were immaterial at June 30, 2002 and 2001. The net operating loss carryforwards may be used to reduce taxable income through the year 2022. The availability of the Company's net operating loss carryforwards are subject to limitation if there is a 50% or more positive change in the ownership of the Company's stock.

The Company has deferred tax assets of $14,000 and $0 at June 30, 2002 and 2001 relating to its net operating loss. A valuation allowance is provided for deferred tax assets when it is more likely than not that some portion or all of the deferred tax assets will not be realized. The Company provided a 100% valuation allowance for these deferred tax assets.

NOTE 12 - GOING CONCERN

These consolidated financial statements have been prepared in accordance with generally accepted accounting principles applicable to a going concern, which contemplates the realization of assets and the satisfaction of liabilities and commitments in the normal course of business. As of June 30, 2002, the Company has accumulated operating losses of $67,128 since inception, including a net loss of $40,829 for the six month period ended June 30, 2002. The Company's ability to continue as a going concern is contingent upon the successful completion of additional financing arrangements and its ability to achieve and maintain profitable operations. The consolidated financial statements do not include any adjustments relating to the recoverability and classification of recorded asset amounts or amounts and classification of liabilities that might be necessary should the Company be unable to continue as a going concern. Management plans to raise equity capital to finance the operating and capital requirements of the
Company. Amounts raised will be used for further development of the Company's products, to provide financing for marketing and promotion, to secure additional property and equipment, and for other working capital purposes. While the Company is expending its best efforts to achieve the above plans, there is no assurance that any such activity will generate funds that will be available for operations.




                             -F24-


                               PARAMCO FINANCIAL GROUP, INC.
        NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS


NOTE 13 - SUBSEQUENT EVENT:

On September 10, 2002, the Company closed a transaction, whereby all of the issued and outstanding shares of capital stock of the Company owned by Douglas G. Gregg and Paul S. Sidey, were acquired by Prestige Group.net, Inc., a Nevada company. In exchange for all of the shares common stock of the Company, The Prestige Group.net, Inc. issued an aggregate of 1,562,500 shares of its restricted common stock, comprised of 1,462,500 shares to Douglas G. Gregg and 100,000 shares to Paul S. Sidey. Douglas G. Gregg, President, acting Chief Financial Officer and a director of the Company, has been appointed as the President and a director of the parent company.

The acquisition has been treated as a capital transaction in substance, rather than a business combination, and is deemed a "reverse acquisition" for accounting purposes since the former owners of the Company controlled majority of the total shares of Common Stock of The Prestige Group.net, Inc. outstanding immediately following the acquisition. The officers and directors of The Prestige Group.net, Inc. at the time of acquisition resigned their positions and the shareholders of the Company assumed control of the two entities. The financial statements of legal acquiree are not significant, therefore, no pro forma financial information is submitted.

On September 27, 2002, the Company filed an Amendment to its Articles of Incorporation with the Colorado Secretary of State to change its name to Paramco Financial Group, Inc. Thereafter, on October 18, 2002, the Company was merged with and into its parent company and The Prestige Group.net, Inc. changed its name to Paramco Financial Group, Inc. On October 17, 2002, the subsidiaries of the Company, Paramount Mortgage Investments, Inc. and Paramount Real Estate Investment Trust, Inc. changed their names to Paramco Mortgage Corporation and Paramco Investments, Inc., respectively.

Pursuant to a purchase agreement dated January 31, 2003, Paramco Financial Group, Inc. (PFGI), the merged Company, closed a transaction, whereby it acquired all of the issued and outstanding shares of capital stock of Woodlands S.A. Financial Services, Inc., a Texas corporation ("Woodlands") from Michael S. Goodlett Sr. and Terrence Riely. In exchange for all of the shares of common stock of Woodlands, PFGI issued an aggregate of 150,000 shares of its restricted Series C Convertible Preferred Stock, comprised of 75,000 shares to Michael S. Goodlett Sr. and 75,000 shares to Terrence Riely. As a part of the transaction, Terrence Riely has been named to the Board of Directors of PFGI.




                             -F25-


                               PARAMCO FINANCIAL GROUP, INC.
        NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS


Subsequent to the year ended December 31, 2001, the Company formed two wholly owned subsidiaries, Paramount Mortgage Investments, Inc., incorporated in Colorado on March 7, 2002 and Paramount Real Estate Investment Trust, Inc., incorporated in Colorado on April 4, 2002.

NOTE 14 - CONTINGENCIES:

On August 1, 2002, Mr. Gregg, the president of the Company, was named as a defendant in a lawsuit styled, State of Idaho, Department of Finance, Securities Bureau, vs. Paramount Financial Group, Inc., a Colorado corporation, Douglas G. Gregg, president and director, in his official and individual capacities; and J.L. "Rocky" Pfeffer, Jr., vice-president, in his official and individual capacities, and their agents and representatives, in the District Court of the Fourth Judicial District of the State of Idaho, in and for Ada County, Case No. CV OC 02059370. Plaintiff has alleged causes of action against the defendants for failure to register the securities offered or to register as broker-dealers or salesmen and violations of Idaho Securities Act Sections 30-1403(2) and 30-1403(2) (certain anti-fraud provisions of such Act). Plaintiff has requested the following relief: (i) defendants be found to have violated such Act, (ii) defendants be enjoined from any acts that would constitute violations of such Act, (iii) defendants be prohibited from using any exemptions under such Act without the prior written consent of the director of the Idaho
Department of Finance, Securities Bureau, (iv) defendants return to the sole investor in Idaho of the $50,000 subscription that was sold, (v) defendants pay a civil penalty in the amount of $10,000 for each alleged violation of such Act, and (vi) defendants pay plaintiff's attorney fees and costs. In early November, 2002 Douglas G. Gregg, individually and on behalf of Paramount Financial Group, Inc. ("Paramount"), executed a Settlement Agreement with the Idaho Department of Finance, Securities Bureau. The terms of such settlement are as follows: (i) Paramount returned the $50,000 subscription, plus interest accrued through October 31, 2002, to the sole investor residing in Idaho;
(ii) Paramount paid a civil penalty of $10,000 to the Idaho Department of Finance; (iii) Paramount and Mr. Gregg admitted to the allegation of count 1, that of selling an unregistered security to one resident of the State of Idaho;
(iv) neither Paramount nor Mr. Gregg admitted or denied the allegations of the remaining counts and the Idaho Department of Finance agreed not pursue any of those counts; and (v) Paramount and Mr. Gregg are permanently enjoined from selling unregistered securities in the State of Idaho without the prior written consent of the Idaho Department of Finance. The stipulated order effectuating this settlement was entered by the Court on November 12, 2002.










                             -F26-